Notes payable	12 Months Ended
Jun. 30, 2013
Notes Payable [Abstract]
Notes payable

Note 14 – Notes payable

Notes payable represents lines of credit extended by SPDB. When purchasing raw materials, the Company often issues short term notes payable to vendors, which are funded with draws on such lines of credit. Such notes are guaranteed by the banks for their complete face values through a letter of credit, and mature within three to six months of issuance. SPDB requires the Company to deposit 100% of the notes payable balance as a guarantee deposit, which was classified on the balance sheet as restricted cash. In addition, the Company’s CEO and Hongli guarantee these notes. SPDB charges a processing fee based on 0.05% of the face value of each note.

Pursuant to an agreement dated March 19, 2012, SPDB agreed to grant the Company a line of credit of $1,618,000 (RMB 10 million) maturing on September 21, 2012, to purchase raw coal. The notes payable under this arrangement were satisfied on September 22, 2012.

On April 25, 2012, the Company entered into another note payable agreement with SPDB. Pursuant to the agreement, SPDB agreed to grant the Company a line of credit of $3,236,000 (RMB 20 million) maturing on October 25, 2012, to purchase raw coal. The notes payable under this arrangement were satisfied on October 25, 2012.

On February 19, 2013, the Company entered into another note payable agreement with SPDB. Pursuant to the agreement, SPDB agreed to grant the Company a line of credit of $4,854,000 (RMB 30 million) maturing on August 19, 2013, to purchase raw coal. The notes payable under this arrangement were satisfied on August 19, 2013.

On February 21, 2013, the Company entered into another note payable agreement with SPDB. Pursuant to the agreement, SPDB agreed to grant the Company a line of credit of $4,854,000 (RMB 30 million) maturing on August 21, 2013, to purchase raw coal. The notes payable under this arrangement were satisfied on August 21, 2013.